UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2005

                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)

            Ohio                           1-11781              31-0676346
(State or other jurisdiction of          (Commission           (IRS Employer
 incorporation or organization)          File Number)        Identification No.)


7777 Washington Village Drive, Dayton, Ohio                      45459
(Address of principal executive offices)                       (Zip code)


                                  937-428-6360
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 21, 2005, Dayton Superior Corporation entered into a letter agreement dated as of December 15, 2005 (the "Amendment") with Raymond E. Bartholomae, Vice President, Sales and Marketing, of the Corporation, amending Mr. Bartholomae's employment agreement dated as of August 13, 2003 (the "Employment Agreement"). The Amendment, which is attached as Exhibit 10.1 and hereby is incorporated into this Item 1.01, amends the Employment Agreement to provide that Mr. Bartholomae will be entitled to receive severance payments and benefits under Section 3 of the Employment Agreement if he resigns his employment for "Good Reason," as defined in the Amendment.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits. The following is filed as an exhibit to this Form 8-K pursuant to
Item 601 of Regulation S-K:

     10.1 Letter agreement dated as of December 15, 2005 between Dayton Superior Corporation and Raymond E. Bartholomae.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            DAYTON SUPERIOR CORPORATION


Date: December 21, 2005                     By:/s/ Edward J. Puisis
                                               ---------------------------------
                                               Edward J. Puisis
                                               Vice President
                                               and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.          Exhibit
-----------          -------

10.1 Letter agreement dated as of December 15, 2005 between Dayton Superior Corporation and Raymond E. Bartholomae amending the employment agreement dated as of August 13, 2003 between them.